[TRANSLATION]

Form No. 1 (1)

                                                                                --------------------------------------------
                                                                                                   Acceptance
                                                                                --------------------------------------------
                                     Amendment No 7 (a)                           Accepting  Accepted      Local    Number
                                                                                    Local                 Finance
                                                                                   Finance               Bureau in
                                                                                   Bureau       Year      Charge
                                    (Report in accordance with Article 27-25,   --------------------------------------------
                                     Paragraph 1 of the Securities and Exchange
                                    Law)



                                                                                --------------------------------------------

To:   Director of Tokai Local Finance Bureau


Name               Fujio Cho, President, Toyota Motor Corporation        (b) Effective date of reporting duty February 13, 2003 (c)
Address or head
office location    1 Toyota-cho, Toyota City, Aichi Prefecture           (b) Submitted on   February 19, 2003


I.  Matters Regarding Submitter
   1. Issuing company (d)
   ------------------------------------------------------------------------------------------------------------------------
    Name of issuing  Toyoda Machine Works,    Company code         6206              Page number/Total page        1/7
        company      Ltd.                                                            number
                                             ------------------------------------   ------------------------------------------
                                              *(1). Listed   2. Over-the-counter
   ------------------------------------------------------------------------------   ------------------------------------------
         Listed      * (1). Tokyo     (2). Osaka     (3). Nagoya                     Total number of                2
       securities        4. Fukuoka    5. Sapporo                                    submitter
        exchange                                                                     and joint holders
   ------------------------------------------------------------------------------   ------------------------------------------
      Head office     1, Asahimachi 1-chome, Kariya City, Aichi Prefecture           Submitting method (e)    * (1). Jointly
        location                                                                                                 2.  Others
   ------------------------------------------------------------------------------   ------------------------------------------

   2. Submitter (Substantial Shareholder) (f)
   ---------------------------------------------------------------------------------------------------------------------------
   *         1.  Individual
            (2). Judicial person   ((1). Joint stock company    2. Limited liability company     3. Other (               ))
   ---------------------------------------------------------------------------------------------------------------------------
    (Pronunciation)                                                  [omitted in translation]

    Name
                                      ----------------------------------------------------------------------------------------
                                                                     Toyota Motor Corporation
   ---------------------------------------------------------------------------------------------------------------------------
    (Pronunciation)                                                  [omitted in translation]

    Address or head office location
                                      ----------------------------------------------------------------------------------------
                                                       1 Toyota-cho, Toyota City, Aichi Prefecture, 471-8571
   ---------------------------------------------------------------------------------------------------------------------------
    (Pronunciation)                                                  [omitted in translation]

    Former name
                                      ----------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------
    (Pronunciation)                                                  [omitted in translation]

    Former address or head office
    location
                                      ----------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------
    Individual  Date of birth                      (pronunciation)                     [omitted in translation]

                                                  ----------------------------------------------------------------------------
                                                   Office's name
               ---------------------------------------------------------------------------------------------------------------
                Occupation                         Office's address
   ---------------------------------------------------------------------------------------------------------------------------
     Judicial   Date of incorporation              (pronunciation)         [omitted in translation]   Title of Representative
      person    August 27, 1937                                                                              President

                                                  ----------------------------------------------------
                                                   Name of representative          Fujio Cho
               ---------------------------------------------------------------------------------------------------------------
                Business        The manufacture, sale, leasing and repair of motor vehicles, ships, aircraft, other
                purposes        transportation machinery and apparatus, space machinery and apparatus, and parts thereof, etc.
   ---------------------------------------------------------------------------------------------------------------------------
    Place to contact and name   Yuji Maki, Project General Manager of Planning Department, Accounting Division
    of person in charge
   ---------------------------------------------------------------------------------------------------------------------------
                                                                  Telephone number                  0565 (28) 2121
                                                          --------------------------------------------------------------------
   3. Holding purposes (g)
   ---------------------------------------------------------------------------------------------------------------------------
     For strategic investment (maintenance and development of the business relationship)

   ---------------------------------------------------------------------------------------------------------------------------
                                                                                                  Form No. 1 (1)

 Form No. 1 (2)
   --------------------------------------------------
    Company code of               6206
    issuing company
   --------------------------------------------------                 ------------------------------------------------------
                                                                       Page number/Total page number          2/7
                                                                      ------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------
    Name of submitter                                              Toyota Motor Corporation
    (Substantial Shareholder)
   -------------------------------------------------------------------------------------------------------------------------

   4. Breakdown of stock, etc. held by the submitter (h)
  -------------------------- ----------------------------- --------------------------------- ----------------------------------
                              Main Text of Article          Article 27-23, Paragraph 3,       Article 27-23, Paragraph 3,
                              27-23, Paragraph 3            Item 1                            Item 2
  -------------------------- ----------------------------- --------------------------------- ----------------------------------
      Shares                        31,402,631   shares                   -   shares                              -   shares
  --- ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Warrants               A               -   shares                                      G                        shares
  --- ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Certificate of stock   B               -   shares                                      H                        shares
      acquisition rights
  --- ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Bonds with stock       C       4,596,622   shares                                      I                        shares
      acquisition rights
  --- ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Covered warrants       D               -                                               J
      relating to
      applicable securities
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Depositary receipts
      representing
      ownership interest                     -
      in shares
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Other related          E               -                                               K
      depositary receipts
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Bonds redeemable by    F               -                                               L
      applicable securities
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Total                  M      35,999,253   shares    N                 -     shares    O                -      shares
  --- ---------------------- ----------------------------- --------------------------------- ----------------------------------
  Number of shares, etc., which were   P           -
  transferred through a margin
  transaction
  and which are to be deducted
                                                                     ------------------------------- -------------------------
                                                                      Total number of issued and     S    132,939,520  shares
                                                                       outstanding shares
                                                                     (as of January 31, 2003)
  ------------------------------------ ------------------------
  Number of held shares, etc.,         Q       35,999,253
       (Total)(M+N+O-P)
                                                                     ------------------------------- -------------------------
                                                                     Percentage of shares, etc.                 26.17       %
                                                                     held by the above-stated
                                                                     submitter
                                                                     (Q/(R+S)x100)
  ------------------------------------ ------------------------
  Number of potentially diluted        R        4,596,622
  shares held
      (A+B+C+D+E+F+G+H+I+J+K+L)
                                                                     ------------------------------- -------------------------
                                                                     Percentage  of  shares,   etc.             27.48       %
                                                                     held   stated   in   preceding
                                                                     report
  ------------------------------------ ------------------------      ------------------------------- -------------------------

   5. Conditions concerning acquisition or disposal during the last sixty (60) days of shares, etc. issued by issuing company(i)
------------------- --------------------------------- ------------------ ------------------------------ -------------------
       Date               Kind of stock, etc.              Number             Distinction between           Unit Price
                                                                            acquisition and disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
February 13, 2003   Shares of Common Stock            1,800,000 shares   *1  Acquisition ++A Disposal        JPY 502
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2  Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2  Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2  Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2  Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2  Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2  Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2  Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2  Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2  Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2  Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2  Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
Form No. 1 (2)


 Form No. 1 (3)
   --------------------------------------------------
    Company code of               6206
    issuing company
                                                                      ------------------------------------------------------
                                                                       Page number/Total page number          3/7
   --------------------------------------------------                 ------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------
    Name of submitter                                              Toyota Motor Corporation
    (Substantial Shareholder)
   -------------------------------------------------------------------------------------------------------------------------

   6. Material agreements including security agreements related to the shares, etc. (j)
   -------------------------------------------------------------------------------------------------------------------------

   Not Applicable
   -------------------------------------------------------------------------------------------------------------------------

   7. Funds for acquiring held shares, etc. (k)
   (1) Breakdown of funds for acquisition
   ----------------------------------------------------------- -------------------------------------------------------------
    Amount of own funds   T                 10,965,734               Total amount of       U                     -
          ((Y)1,000)                                               borrowed funds ((Y)1,000)
   ----------------------------------------------------------- -------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------
    Other funds                 Not Applicable
    (specifically)
   -------------------------------------------------------------------------------------------------------------------------
                                                                            Total amount of other    V           -
                                                                                funds ((Y)1,000)
                                                                          --------------------------------------------------

   --------------------------------------------------------------------------------------------------
    Total amount of funds for
    acquisition                                                  10,965,734
          (T+U+V) ((Y)1,000)
   --------------------------------------------------------------------------------------------------

   (2) Breakdown of loans
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
    Number         * Name (Name of        Type of         * Name of           * Location       "Purpose"        Amount
                       branch)            business     representative                          of              ((Y)1,000)
                                                                                               borrowing
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       1          Not Applicable                                                                  * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       2                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       3                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       4                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       5                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       6                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       7                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       8                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       9                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
      10                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
                                                                                                  Form No. 1 (3)


                                                 [TRANSLATION]
Form No. 1 (1)

                                                                                --------------------------------------------
                                                                                                   Acceptance
                                                                                --------------------------------------------
                                                                                --------------------------------------------
                                    Amendment No. 7 (a)                           Accepting  Accepted      Local    Number
                                                                                    Local      Year       Finance
                                                                                   Finance               Bureau in
                                                                                   Bureau                 Charge
                                    (Report in accordance with Article 27-25,
                                     Paragraph 1 of the Securities and Exchange
                                    Law)

                                                                                --------------------------------------------


To:   Director of Tokai Local Finance Bureau


Name                                                    (b)    Effective date of reporting duty February 13, 2003 (c)
-----------------------------------------------------------    ------------------------------------------------------
Address or head
office location                                         (b)    Submitted on   February 19, 2003
-----------------------------------------------------------    --------------------------------

I.  Matters Regarding Submitter
   1. Issuing company (d)
   ------------------------------------------------------------------------------   ------------------------------------------
    Name of issuing   Toyoda Machine Works,   Company code         6206              Page number/Total page        4/7
        company       Ltd.                                                           number
                                             ------------------------------------   ------------------------------------------
                                              *(1). Listed   2. Over-the-counter
   ------------------------------------------------------------------------------   ------------------------------------------
         Listed      * (1). Tokyo     (2). Osaka     (3). Nagoya                     Total number of                2
       securities        4. Fukuoka    5. Sapporo                                    submitter
        exchange                                                                     and joint holders
   ------------------------------------------------------------------------------   ------------------------------------------
      Head office     1, Asahimachi 1-chome, Kariya City, Aichi Prefecture           Submitting method (e)    * (1). Jointly
        location                                                                                                  2. Others
   ------------------------------------------------------------------------------   ------------------------------------------

   2. Submitter (Substantial Shareholder) (f)
   ---------------------------------------------------------------------------------------------------------------------------
   *         1. Individual
           (2). Judicial person  ((1). Joint stock company    2. Limited liability company     3. Other (               ))
   ---------------------------------------------------------------------------------------------------------------------------
    (Pronunciation)                                                  [omitted in translation]

    Name
                                      ----------------------------------------------------------------------------------------
                                                                     Daihatsu Motor Co., Ltd.
   ---------------------------------------------------------------------------------------------------------------------------
    (Pronunciation)                                                  [omitted in translation]

    Address or head office location
                                      ----------------------------------------------------------------------------------------
                                                           1-1, Daihatsu-cho, Ikeda City, Osaka, 563-8651
   ---------------------------------------------------------------------------------------------------------------------------
    (Pronunciation)                                                  [omitted in translation]

    Former name
                                      ----------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------
    (Pronunciation)                                                  [omitted in translation]

    Former address or head office
    location
                                      ----------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------
    Individual  Date of birth                      (pronunciation)                     [omitted in translation]


                                                  ----------------------------------------------------------------------------
                                                   Office's name
               ---------------------------------------------------------------------------------------------------------------
                Occupation                         Office's address
   ---------------------------------------------------------------------------------------------------------------------------
     Judicial   Date of incorporation              (pronunciation)         [omitted in translation]   Title of Representative
      person    March 1, 1907                                                                                President

                                                  ----------------------------------------------------
                                                   Name of representative        Takaya Yamada
               ---------------------------------------------------------------------------------------------------------------
                Business        The manufacture, sale, leasing and repair of motor vehicles, industrial vehicles, other
                purposes        various vehicles, and parts thereof, etc.
   ---------------------------------------------------------------------------------------------------------------------------
    Place to contact and name   Miehiro Morita, Managing Director and General Manager of Accounting Division
    of person in charge
   ---------------------------------------------------------------------------------------------------------------------------
                                                                  Telephone number                  072 (754) 3062
                                                          --------------------------------------------------------------------
   3. Holding purposes (g)
   -------------------------------------------------------------------------------------------------------------------------
     For strategic investment (maintenance and development of the business relationship)

   -------------------------------------------------------------------------------------------------------------------------
                                                                                                  Form No. 1 (1)


 Form No. 1 (2)
   --------------------------------------------------
    Company code of               6206
    issuing company
                                                                      ------------------------------------------------------
                                                                       Page number/Total page number          5/7
   --------------------------------------------------                 ------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------
    Name of submitter                                              Daihatsu Motor Co., Ltd.
    (Substantial Shareholder)
   -------------------------------------------------------------------------------------------------------------------------

   4. Breakdown of stock, etc. held by the submitter (h)
  -------------------------- ----------------------------- --------------------------------- ----------------------------------
                              Main Text of Article          Article 27-23, Paragraph 3,       Article 27-23, Paragraph 3,
                              27-23, Paragraph 3            Item 1                            Item 2
  -------------------------- ----------------------------- --------------------------------- ----------------------------------
      Shares                           20,461    shares                -        shares                 -              shares
   --- ---------------------- ----------------------------- --------------------------------- ---------------------------------
      Warrants               A              -    shares                                      G                        shares
  --- ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Certificate of stock   B              -    shares                                      H                        shares
      acquisition rights
  --- ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Bonds with stock       C              -    shares                                      I                        shares
      acquisition rights
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Covered warrants       D              -                                                J
      relating to
      applicable securities
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Depositary receipts
      representing
      ownership interest                    -
      in shares
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Other related          E              -                                                K
      depositary receipts
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Bonds redeemable by    F              -                                                L
      applicable securities
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Total                  M         20,461    shares    N          -             shares   O             -         shares
    ------------------------------------ ------------------------ ---- ---------------------------------------------------------
  Number of shares, etc., which were   P        -
  transferred through a margin
  transaction
  and which are to be deducted

                                                                     ------------------------------- -------------------------
                                                                      Total number of issued and     S   132,939,520  shares
                                                                       outstanding shares
                                                                     (as of January 31, 2003)
  ------------------------------------ ------------------------
  Number of held shares, etc.,         Q           20,461
       (Total)(M+N+O-P)
                                                                     ------------------------------- -------------------------
                                                                     Percentage of shares, etc.                  0.02       %
                                                                     held by the above-stated
                                                                     submitter
                                                                     (Q/(R+S)x100)
  ------------------------------------ ------------------------
  Number of potentially diluted        R        -
  shares held
      (A+B+C+D+E+F+G+H+I+J+K+L)
                                                                     ------------------------------- -------------------------
                                                                     Percentage  of  shares,   etc.              0.02       %
                                                                     held   stated   in   preceding
                                                                     report
  ------------------------------------ ------------------------      ------------------------------- -------------------------

   5. Conditions concerning acquisition or disposal during the last sixty (60) days of shares, etc. issued by issuing company(i)
------------------- --------------------------------- ------------------ ------------------------------ -------------------
       Date               Kind of stock, etc.              Number             Distinction between           Unit Price
                                                                            acquisition and disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
Not applicable                                                           *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                         *1  Acquisition  2 Disposal
------------------- --------------------------------- ------------------ ------------------------------ -------------------
                                                                                                  Form No. 1 (2)


 Form No. 1 (3)
   --------------------------------------------------
    Company code of               6206
    issuing company
                                                                      ------------------------------------------------------
                                                                       Page number/Total page number          6/7
   -------------------------------------------------------------------------------------------------------------------------
    Name of submitter                                              Daihatsu Motor Co., Ltd.
    (Substantial Shareholder)
   -------------------------------------------------------------------------------------------------------------------------

   6. Material agreements including security agreements related to the shares, etc. (j)
   -------------------------------------------------------------------------------------------------------------------------

   Not Applicable
   -------------------------------------------------------------------------------------------------------------------------

   7. Funds for acquiring held shares, etc. (k)
   (1) Breakdown of funds for acquisition
   ----------------------------------------------------------- -------------------------------------------------------------
    Amount of own funds   T                      -                  Total amount of       U                  -
          ((Y)1,000)                                               borrowed funds ((Y)1,000)
   ----------------------------------------------------------- -------------------------------------------------------------

    Other funds                  Not Applicable
    (specifically)
   -------------------------------------------------------------------------------------------------------------------------
                                                                            Total amount of other    V       -
                                                                                funds ((Y)1,000)
                                                                          --------------------------------------------------
    Total amount of funds for
    acquisition
          (T+U+V) ((Y)1,000)
   --------------------------------------------------------------------------------------------------

   (2) Breakdown of loans
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
    Number         * Name (Name of        Type of         * Name of           * Location       "Purpose"        Amount
                       branch)            business     representative                          of              ((Y)1,000)
                                                                                               borrowing
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       1          Not Applicable                                                                  * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       2                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       3                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       4                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       5                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       6                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       7                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       8                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
       9                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
      10                                                                                          * 12
   ---------- ------------------------ -------------- ----------------- ---------------------- ----------- -----------------
                                                                                                  Form No. 1 (3)


Form No. 1 (6)
   --------------------------------------------------
    Company code of               6206
    issuing company
                                                                      ------------------------------------------------------
                                                                       Page number/Total page number          7/7
   ----------------------------------------------------------------        -------------------------------------------------
    Name of submitter                 Toyota Motor Corporation              Total number of                    2
    (Substantial Shareholder)                                               submitter and joint
                                                                            holders
                                                                           --------------------------- ---------------------
                                                                           Submitting method            * (1). Jointly
                                                                                                            2. Others
                                                                           --------------------------- ---------------------
III. Summary List Regarding Submitter and Joint Holders
   1. Submitter and joint holders (n)
   -------------------------------------    -------------------------------------    ---------------------------------------
   Toyota Motor Corporation
   ------------------------------------- -- ------------------------------------- -- ---------------------------------------
   Daihatsu Motor Co., Ltd.
   ------------------------------------- -- ------------------------------------- -- ---------------------------------------

   ------------------------------------- -- ------------------------------------- -- ---------------------------------------

   ------------------------------------- -- ------------------------------------- -- ---------------------------------------

   ------------------------------------- -- ------------------------------------- -- ---------------------------------------

   ------------------------------------- -- ------------------------------------- -- ---------------------------------------

   ------------------------------------- -- ------------------------------------- -- ---------------------------------------


   2. Breakdown of stock, etc. held by the submitter and the joint holders (o)
  -------------------------- ----------------------------- --------------------------------- ----------------------------------
                              Main Text of Article          Article 27-23, Paragraph 3,       Article 27-23, Paragraph 3,
                              27-23, Paragraph 3            Item 1                            Item 2
  -------------------------- ----------------------------- --------------------------------- ----------------------------------
      Shares                       31,423,092    shares                -       shares                           -     shares
  --- ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Warrants               A              -    shares                                      G                        shares
  --- ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Certificate of stock   B              -    shares                                      H                        shares
      acquisition rights
  --- ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Bonds with stock       C      4,596,622    shares                                      I                        shares
      acquisition rights
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Covered warrants       D              -                                                J
      relating to
      applicable securities
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Depositary receipts
      representing
      ownership interest                   -
      in shares
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Other related          E             -                                                 K
      depositary receipts
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Bonds redeemable by    F             -                                                 L
      applicable securities
      ---------------------- ----------------------------- --------------------------------- ----------------------------------
      Total                  M     36,019,714    shares    N               -       shares    O                  -     shares
  ------------------------------------ ------------------------ ---- ---------------------------------------------------------
  Number of shares, etc., which were   P       -
  transferred through a margin
  transaction
  and which are to be deducted
                                                                     ------------------------------- -------------------------
                                                                      Total number of issued and     S    132,939,520 shares
                                                                       outstanding shares
                                                                     (as of January 31, 2003)
  ------------------------------------ ------------------------
  Number of held shares, etc.,         Q   36,019,714  shares
       (Total)(M+N+O-P)
                                                                     ------------------------------- -------------------------
                                                                     Percentage of shares, etc.                 26.19       %
                                                                     held by the above-stated
                                                                     submitter
                                                                     (Q/(R+S)x100)
  ------------------------------------ ------------------------
  Number of potentially diluted        R    4,596,622  shares
  shares held
      (A+B+C+D+E+F+G+H+I+J+K+L)
                                                                     ------------------------------- -------------------------
                                                                     Percentage  of  shares,   etc.             27.50       %
                                                                     held   stated   in   preceding
                                                                     report
  ------------------------------------ ------------------------      ------------------------------- -------------------------
                                                                                                  Form No. 1 (6)
